QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.8.1

DISPLAYTECH, INC.

AMENDED AND RESTATED
SHAREHOLDERS' RIGHTS AGREEMENT
AMENDMENT NO. 1

        This Amendment to the Amended and Restated Shareholders' Rights Agreement dated July 30, 2001 ("Agreement") is made as of April 9, 2002, by and among Displaytech, Inc., a Colorado corporation (the "Company") and the persons and entities listed as Investors in the signature section at the end of this Amendment (the "Investors").

        Pursuant to an agreement between the Company and Integral, Inc. ("Integral"), the Company issued to Integral one thousand (1,000) shares of the Company's Series D convertible preferred stock in lieu of cash, as payment of the equity portion of Integral's consulting fees.

        Integral has requested that the shares be reissued to its affiliate, Analysis Group Fund I, L.P. ("Analysis"), and Analysis has requested to become a party to the Agreement.

        The Company also wishes to amend paragraph 4.2 of the Agreement as it relates to the make up of the Board of Directors and the Scientific Advisory Committee.

        The Company and the Investors therefore wish to amend the Agreement for the purposes of adding Analysis as a party, and to amend paragraph 4.2.

AGREEMENT

        This Amendment amends the Agreement as follows:

          1.     Analysis Group Fund I, L.P. is hereby added as a party to the Agreement, entitled to all rights granted, and subject to all obligations assumed by the parties under the Agreement.

          2.     Additionally, paragraph 4.2.(a) shall be amended by deleting the second sentence of the Agreement, which now states:

      "The Investors agree to vote their shares of Voting Stock for the election to the Company's Board of Directors of two (2) designees of the Kingdon Investors, two (2) designees of the Century Investors, two (2) designees of DBCP, two (2) designees of the Fleming Investors, Haviland Wright and Bruce Spenner."

  and inserting the following sentence in its place:

      "The Investors agree to vote their shares of Voting Stock for the election to the Company's Board of Directors of two (2) designees of the Kingdon Investors, two (2) designees of the Century Investors, two (2) designees of DBCP, two (2) designees of the Fleming Investors, and two (2) representatives from the Company's management.

          3.     Further, section 4.2. (a)(iii) shall be amended by deleting the section in its entirety, which now states:

      "(iii) a Scientific Advisory Committee, chaired by Mark Handschy and also to include Haviland Wright, Noel Clark, David Walba and such other members to be determined in the future by the Board of Directors."

  and inserting the following in its place:

      "(iii) a Scientific Advisory Committee, chaired by a representative from the Company's management, and also to include other members to be determined by the Board of Directors."

        Except as modified herein, all terms of the Agreement remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first written above.

COMPANY:
Displaytech, Inc.
By:	/s/ RICHARD BARTON
Name:	Richard Barton
Title:	Chief Executive Officer
ANALYSIS GROUP FUND I, L.P.
By:	ANALYSIS GROUP FUND PARTNERS LLC (G.P.)
By:	Analysis Group Inc., Managing Member
By:	/s/ NORMAN W. GORIN
Name:	Norman W. Gorin
Title:	Chief Financial Officer
INVESTORS:
KINGDON ASSOCIATES, L.P.
By:	Kingdon Capital Management Corp., its General Partner
By:
Name:
Title:
KINGDON PARTNERS, L.P.
By:	Kingdon Capital Management Corp., its General Partner
By:
Name:
Title:
M. KINGDON OFFSHORE NV
By:	Kingdon Capital Management Corp., its investment advisor
By:
Name:
Title:

J. KERMIT BIRCHFIELD, JR.
/s/ J. KERMIT BIRCHFIELD, JR.
J. Kermit Birchfield, Jr.
CENTURY PARTNERS, L.P.-DTECH, L.P.
By:	Richard Hokin, its general partner
JKB—DISPLAYTECH, LLC
By:	/s/ J. KERMIT BIRCHFIELD, JR. J. Kermit Birchfield, Jr.
INTERWEST CAPITAL, INC.
By:	/s/ WM. C. GLYNN Wm. C. Glynn President
FLEMING US DISCOVERY FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner
By:	/s/ ROBERT L. BURR Robert L. Burr, member
FLEMING US DISCOVERY OFFSHORE FUND III, L.P.
By:	FLEMING US DISCOVERY PARTNERS, L.P., its general partner
By:	FLEMING US DISCOVERY, LLC, its general partner
By:	/s/ ROBERT L. BURR Robert L. Burr, member
D.A. DAVIDSON & CO. DISPLAYTECH INVESTMENT PARTNERSHIP
By:	Mark J. Semmens, General Partner

DADCO Incorporated
By:	Authorized Officer
DB CAPITAL PARTNERS SBIC, L.P.
By:	/s/ ROBERT G. SHARP Robert G. Sharp
HEWLETT-PACKARD COMPANY
By:

QuickLinks

DISPLAYTECH, INC. AMENDED AND RESTATED SHAREHOLDERS' RIGHTS AGREEMENT AMENDMENT NO. 1